1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2003

Date of Report (Date of earliest event reported)

Commission File Number 0-1088

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	38-1510762
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)
(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Item	5. Other Events

Kelly Services, Inc. today released financial information containing highlighted financial data for the three months and year ended December 29,2002. A copy of the press release is attached as exhibit 99.1 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KELLY SERVICES, INC.
Date: January 22, 2003
/s/ William K. Gerber

William K. Gerber
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.
99.1	— Registrant’s press release dated January 22, 2003